INVENTORIES	6 Months Ended
Jun. 30, 2012
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]

5.    INVENTORIES

The Company’s inventories consisted of:

	December 31, 2011	June 30, 2012
Raw materials	€271	€351
Semi-finished goods	979	382
Finished goods	1,696	2,943
Total	€2,946	€3,676

As of December 31, 2011 and June 30, 2012, the reserves for obsolescence were €789 and €158, respectively. As of June 30, 2012, we released the reserve for obsolescence for €0.63 million, due to the sales of heparin sodium, which as of December 31, 2011 was written down as there were some doubts about the Company’s ability to recover costs incurred to manufacture such product.

The increase in finished goods is mainly attributable to the time difference between manufacturing the sulglicotide API and purchase orders for such product. We expect to sell and deliver sulglicotide sitting in our inventory by the end of the year.

Prior to signing the named-patient and cost recovery program agreements, all costs associated with the production of defibrotide were expensed as research and development expenses. As of December 31, 2011 and June 30, 2012, inventory included €487 and €287, respectively, for defibrotide commercial batches classified as finished goods, which are expected to be sold through the named-patient and cost recovery programs.